UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 15, 2009 (April 14, 2009)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-2306
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 17, 2009, China Biologic Products, Inc. (the "Company") filed a Current Report on Form 8-K reporting its payment of the third installment towards the acquisition of a 90% equity interest in Chongqing Dalin Biologic Technologies Co., Ltd. ("Dalin"), a PRC limited liability company, for a total purchase price of RMB 194,400,000 (approximately, $28,401,122), in accordance with the terms of an equity transfer agreement (the "Equity Transfer Agreement"), dated September 26, 2008, among the Company, Dalin, Logic Express Limited ("Logic Express"), the Company’s wholly-owned British Virgin Islands subsidiary, and Fan Shaowen, Chen Aimin, Chen Aiguo and Yang Gang, the shareholders of Dalin (the "Original Report"). The payment of this installment represented the Company’s payment of 90% of the purchase price in the aggregate, and in accordance with terms of the Equity Transfer Agreement, Logic Holding (Hong Kong) Limited, the Company’s the wholly-owned Hong Kong subsidiary, is now entitled to all the rights and privileges of a 90% shareholder in Dalin, including the right to receive its pro rata share of the profits generated by Dalin’s 54% majority-owned operating subsidiary, Qianfeng Biological Products Co., Ltd. ("Qianfeng"), as of January 1, 2009.

The purpose of this Amendment to the Original Report is to file the financial statements and pro forma information of Dalin required by Item 9.01 of Form 8-K. For details regarding terms of the Equity Transfer Agreement, as amended, see the Company’s Current Reports on Form 8-K filed on October 2, 2008, November 12, 2008, November 20, 2008, December 18, 2008 and April 1, 2009, and Exhibits 10.1 through 10.5 thereto, which are incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

The following financial statements of Dalin are attached hereto as Exhibit 99.1:

1.  Report of Independent Registered Public Accounting Firm;

2.  Balance Sheets as of December 31, 2008 and 2007;

3.  Statement of Income and Comprehensive Income for the years ended December 31, 2008 and 2007;

4.  Statement of Changes in Stockholders' Equity for the years ended December 31, 2008 and 2007; and

5.  Statement of Cash Flows for the years ended December 31, 2008 and 2007.

(b)  Pro-forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements of the Company are attached hereto as Exhibit 99.2:

1.  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2008; and

2.  Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2008.

(c)  Exhibits

Exhibit
No.	Description

10.1	Equity Transfer Agreement, dated September 26, 2008, among Logic Express, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 7, 2008)

10.3	English Translation of Second Supplemental Agreement, dated November 14, 2008, among Logic Express, Fan Shaowen as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.3 to the Company’s Current report of Form 8-K filed on November 20, 2008).

10.4	English Translation of the Amended Equity Transfer Agreement, dated December 12, 2008, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.4 to the Company’s Current report of Form 8-K filed on December 18, 2008).

10.5	English Translation of the Supplemental Agreement, dated March 31, 2009, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.5 to the Company’s Current report of Form 8-K filed on April 1, 2009).

10.6	English Translation of the Equity Transfer and Entrustment Agreement, dated April 7, 2009, among Logic Express, Shandong Taibang Biological Products Co., Ltd. and the Shandong Institute of Biological Products (incorporated by reference to Exhibit 10.6 to the Company’s Current report of Form 8-K filed on April 13, 2009).

99.1*	Financial statements of Chongqing Dalin Biologic Technologies Co., Ltd.

99.2*	Unaudited pro forma condensed consolidated financial statements

______________
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: May 15, 2009	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Equity Transfer Agreement, dated September 26, 2008, among Logic Express, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 7, 2008)

10.3	English Translation of Second Supplemental Agreement, dated November 14, 2008, among Logic Express, Fan Shaowen as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.3 to the Company’s Current report of Form 8-K filed on November 20, 2008).

10.4	English Translation of the Amended Equity Transfer Agreement, dated December 12, 2008, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.4 to the Company’s Current report of Form 8-K filed on December 18, 2008).

10.5	English Translation of the Supplemental Agreement, dated March 31, 2009, among Logic Express, Dalin, and certain shareholders of Dalin (incorporated by reference to Exhibit 10.5 to the Company’s Current report of Form 8-K filed on April 1, 2009).

10.6	English Translation of the Equity Transfer and Entrustment Agreement, dated April 7, 2009, among Logic Express, Shandong Taibang Biological Products Co., Ltd. and the Shandong Institute of Biological Products (incorporated by reference to Exhibit 10.6 to the Company’s Current report of Form 8-K filed on April 13, 2009).

99.1*	Financial statements of Chongqing Dalin Biologic Technologies Co., Ltd.

99.2*	Unaudited pro forma condensed consolidated financial statements

* Filed herewith